                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              -------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                   May 1, 2000

                                PERFICIENT, INC.
               (Exact name of Registrant as specified in Charter)


             Delaware                001-15169          74-2853258
      -------------------------     ------------      -------------------
      (State or other Juris-        (Commission         (IRS Employer
      diction of Incorporation)     File Number)      Identification No.)


             7600-B North Capital of Texas Highway
                        Suite 340
                       Austin, Texas                             78731
           ---------------------------------------             ----------
           (Address of Principal Executive Offices)            (Zip Code)


       Registrant's telephone number, including area code: (512) 531-6000


                                 Not Applicable
        --------------------------------------------------------------
        (Former Name and Former Address, if Changed Since Last Report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On May 1, 2000, we consummated the acquisition by way of merger of Compete, Inc., a Delaware corporation, with and into our wholly-owned subsidiary, Perficient Compete, Inc., a Delaware corporation. Perficient Compete, Inc. is the surviving corporation to the merger and will continue under the name, "Perficient Compete, Inc."

         We acquired Compete for an aggregate purchase price of (i) $3,500,000 in cash, (ii) $2,527,500 in promissory notes to be repaid within six months following the closing, and (iii) 2,200,000 shares of common stock, of which 1,100,000 shares are subject to adjustment or forfeiture and which will be held in escrow for disposition by the escrow agent in accordance with an Escrow Agreement dated as of May 1, 2000. A copy of the Agreement and Plan of Merger dated as of February 16, 2000 by and among Perficient, Inc., Perficient Compete, Inc., Compete, Inc. and the shareholders of Compete, Inc., was previously filed with the Securities and Exchange Commission on March 16, 2000 as an Appendix to our Preliminary Proxy Statement and is incorporated herein by reference as Exhibit 10.15. We utilized proceeds from our private placement of common stock to fund the cash portion of the purchase price.

         In connection with the acquisition of Compete, we also entered into a Registration Rights Agreement with the shareholders pursuant to which we agreed to file a registration statement by May 1, 2001 to cover the Common Stock issued in the acquisition. A copy of the Form of Registration Rights Agreement is attached hereto as Exhibit 10.20.

         Prior to the acquisition, Compete provided internet consulting services to its customers. We intend to continue such business of Compete.

         The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement and Plan of Merger, a copy of which was previously filed with the Securities and Exchange Commission and incorporated herein by reference as Exhibit 10.15.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  The historical financial statements of the business acquired are not included in this report and will be filed by amendment as soon as practicable, but not later than 60 days after this report is required to be filed.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  The PRO FORMA financial information for the Company after giving effect to the acquisition is not included in this report and will be filed by amendment as soon as practicable, but not later than 60 days after this report is required to be filed.

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

         (c)      EXHIBITS.

                  EXHIBIT NO.    DESCRIPTION
                  -----------    -----------
                  10.15*         Agreement and Plan of Merger, dated as of
                                 February 16, 2000, by and among the Registrant,
                                 Perficient Compete, Inc. and the Shareholders
                                 of Compete Inc.

                  10.20 Form of Registration Rights Agreement between the Registrant and certain stockholders.

         *Previously filed with the Securities and Exchange Commission as an Appendix to the Company's Preliminary Proxy Statement filed on March 16, 2000 and incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PERFICIENT, INC.



Dated:  May 15, 2000                By: /s/ John A. Hinners
                                       ---------------------------------
                                       Name:  John A. Hinners
                                       Title: Chief Financial Officer

                                  EXHIBIT INDEX

        EXHIBIT NO.           DESCRIPTION
        -----------           -----------
        10.15*                Agreement and Plan of Merger, dated as of February
                              16, 2000, by and among the Registrant, Perficient
                              Compete, Inc. and the Shareholders of Compete Inc.

        10.20                 Form of Registration Rights Agreement between the
                              Registrant and certain stockholders.

         *Previously filed with the Securities and Exchange Commission as an Appendix to the Company's Preliminary Proxy Statement filed on March 16, 2000 and incorporated herein by reference.



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